UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 18, 2023

MGT Capital Investments, Inc.

Delaware	001-32698	13-4148725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2076 Foster Mill Drive LaFayette, GA	27601	(914) 630-7430
(Address of principal executive offices)	(Zip Code)	(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 19, 2023, MGT Capital Investments, Inc. (the “Company”) entered into an agreement (the “Agreement”) with Project Nickel LLC, the holder of that certain Original Issue Discount Secured Convertible Promissory Note dated September 12, 2022 in the principal amount of $1,500,000 (the “Note”), pursuant to which the holder exchanged the Note for a new Note having substantially similar terms to the prior Note except with a maturity date of December 31, 2024 and with a conversion feature based on 40% of the Company’s outstanding Common Stock on a fully-diluted basis (not including warrants or shares of common stock underlying warrants issued or issuable to the holder), rather than 30%. The terms of the prior Note are disclosed in the Company’s Current Report on Form 8-K filed on September 14, 2022.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement and the new Note, copies of which are filed herewith as Exhibits 10.1 and 4.1, respectively, to this Current Report on Form 8-K.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. In addition to the exchange described above, on December 18, 2023, the Company issued 40,000,000 shares of common stock in connection with a cashless exercise of outstanding warrants. The transactions were exempt from registration under Section 3(a)(9) of the Securities Act of 1933. Following this issuance, the Company has 845,170,903 shares outstanding.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description
4.1	Secured Convertible Promissory Note
10.1	Exchange Agreement*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

** Certain schedules, appendices and exhibits to this agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished supplementally to the Securities and Exchange Commission staff upon request.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGT Capital Investments, Inc.

Date:	December 20, 2023	By:	/s/ Robert B. Ladd
		Name:	Robert B. Ladd
		Title:	Chief Executive Officer and Acting Chief Financial Officer